UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 18, 2005

Metal Management, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-14836	94-2835068
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 North Dearborn St., Suite 405, Chicago, Illinois		60610
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(312) 645-0700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 18, 2005, the Compensation Committee of the Board of Directors of Metal Management, Inc. (the "Company") gave final approval for the Fiscal 2006 RONA Incentive Compensation Plan (the "Plan"), including the financial objectives to determine the overall fiscal 2006 incentive compensation and the individual award levels that will be payable to the Company’s officers, managers, and other key employees.

Material terms of the Plan are attached in Exhibit 10.1 hereto and incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Metal Management, Inc.

July 22, 2005	By:	/s/ Robert C. Larry

Name: Robert C. Larry
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Terms of the Metal Management, Inc. Fiscal 2006 RONA Incentive Compensation Plan Applicable to Executive Officers